SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  June 7, 2005
                        (Date of earliest event reported)

                           Farmers & Merchants Bancorp
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


         000 - 26099                                  94-3327828
         -----------                                  ----------
  (Commission File Number)                   (IRS Employer Identification No.)


                  111 West Pine Street, Lodi, California 95240
               (Address of principal executive offices) (Zip Code)


                                 (209) 367-2300
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     Effective June 7, 2005, and pursuant to Article XII, Section 12.2 of the By-Laws of Farmers & Merchants Bancorp, the Board of Directors of Farmers & Merchants Bancorp unanimously agreed to amend the existing By-Laws to allow the board of directors to set the date of the annual meeting of stockholders, provided that the date set is within fifteen months of the last annual meeting. The bylaws previously provided for an annual meeting of stockholders to be held the third Monday of April of each year, if not a legal holiday and if a legal holiday then on the day following. The revised Article II, Section 2.2 of the By-Laws of Farmers & Merchants Bancorp is attached hereto as exhibit 3.1.

Section 9 - Financial Statements and Exhibits

Item 9.01(c) Exhibits.

      Exhibit No.                            Description
         3.1                       Amended Section 2.2 of the By-Laws
                                    of Farmers & Merchants Bancorp




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FARMERS & MERCHANTS BANCORP



                                           By    /s/ Stephen W. Haley

                                                 Stephen W. Haley
                                                 Executive Vice President
                                                 & Chief Financial Officer


Date:  June 10, 2005

                                  Exhibit Index



Exhibit Number                 Description

    3.1                   Amended Section 2.2 of the By-Laws of
                           Farmers & Merchants Bancorp